UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   August 10, 2006

SONUS PHARMACEUTICALS, INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware	0-26866	95-4343413
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

22026 20th Avenue S.E., Bothell, Washington   98021
(Address of principal executive offices)

(425) 487-9500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03               Material Modification to Rights of Security Holders.

Effective August 10, 2006, Sonus Pharmaceuticals, Inc., a Delaware corporation (the “Company”) executed a Second Amendment (the “Second Amendment”) to the Amended and Restated Rights Agreement, dated July 24, 2002, as amended by the First Amendment to the Amended Restated Rights Agreement, dated October 17, 2005, (the “Rights Agreement”) between the Company and U.S. Stock Transfer Corporation, as Rights Agent.  Capitalized terms used but not defined herein shall have the meaning assigned thereto in the Rights Agreement.

The Second Amendment provided that the “Final Expiration Date” shall be amended from August 23, 2006 to August 23, 2016.  This amendment extends the term of the Rights Agreement by ten years.

This summary description of the Second Amendment does not purport to be complete and is qualified in its entirety by reference Exhibit 3 of Amendment No. 2 to the Company’s Form 8-A/A filed on August 14, 2006, which is incorporated herein by this reference.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Exhibit Description
4.1

Amended and Restated Rights Agreement, dated July 24, 2002, between the Company and U.S. Stock Transfer Corporation, as Rights Agent, which includes as Exhibit A thereto a form of Certificate of Designation for Preferred Stock and as Exhibit B thereto the Form of Rights Certificate (Incorporated by reference to Exhibit 2.1 to the Company’s Registration Statement on Form 8-A/A filed with the SEC on July 25, 2002).

4.2

First Amendment to Amended and Restated Rights Agreement, dated October 17, 2005, between the Company and U.S. Stock Transfer Corporation, as Rights Agent (Incorporated by reference to Exhibit 2 to Amendment No. 1 to the Company’s Registration Statement on Form 8-A/A filed with the SEC on October 17, 2005).

4.3

Second Amendment to Amended and Restated Rights Agreement, dated August 10, 2006, between the Company and U.S. Stock Transfer Corporation, as Rights Agent (Incorporated by reference to Exhibit 3 to Amendment No. 2 to the Company’s Registration Statement on Form 8-A/A filed with the SEC on August 14, 2006).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONUS PHARMACEUTICALS, INC.

Date: August 10, 2006	By:	/s/ Alan Fuhrman
Alan Fuhrman
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description
4.1

Amended and Restated Rights Agreement, dated July 24, 2002, between the Company and U.S. Stock Transfer Corporation, as Rights Agent, which includes as Exhibit A thereto a form of Certificate of Designation for Preferred Stock and as Exhibit B thereto the Form of Rights Certificate (Incorporated by reference to Exhibit 2.1 to the Company’s Registration Statement on Form 8-A/A filed with the SEC on July 25, 2002).

4.2

First Amendment to Amended and Restated Rights Agreement, dated October 17, 2005, between the Company and U.S. Stock Transfer Corporation, as Rights Agent (Incorporated by reference to Exhibit 2 to Amendment No. 1 to the Company’s Registration Statement on Form 8-A/A filed with the SEC on October 17, 2005).

4.3

Second Amendment to Amended and Restated Rights Agreement, dated August 10, 2006, between the Company and U.S. Stock Transfer Corporation, as Rights Agent (Incorporated by reference to Exhibit 3 to Amendment No. 2 to the Company’s Registration Statement on Form 8-A/A filed with the SEC on August 14, 2006).